UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 3, 2017 (June 30, 2017)

DELEK US HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-694426	35-2581557
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee 37027 (Address of Principal Executive Offices)	37027 (Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Delek Holdco, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On June 30, 2017, the mergers (the “Mergers”) pursuant to the Agreement and Plan of Merger, dated as of January 2, 2017, by and among Delek US Holdings, Inc., a Delaware corporation (“Old Delek”), Delek Holdco, Inc., a Delaware corporation (the “Registrant”), Dione Mergeco, Inc., a Delaware corporation (“Delek Merger Sub”), Astro Mergeco, Inc., a Delaware corporation (“Alon Merger Sub”), and Alon USA Energy, Inc. (“Alon”), as amended by the First Amendment, dated as of February 27, 2017, and the Second Amendment, dated as of April 21, 2017 (as so amended, the “Merger Agreement”), were completed. The Mergers and the Merger Agreement were previously described in the Registration Statement on Form S-4 (Registration No. 333-216298) filed by the Registrant (as amended, the “Registration Statement”) and the definitive joint proxy statement/prospectus of Old Delek and Alon, dated May 30, 2017, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”).
Upon consummation of the Mergers, Delek Merger Sub merged with and into Old Delek, with Old Delek surviving as a wholly owned subsidiary of the Registrant, and Astro Merger Sub merged with and into Alon, with Alon surviving as a direct and indirect wholly owned subsidiary of the Registrant. The Mergers were effective as of July 1, 2017 (the “Effective Time”).
By reason of the Mergers, at the Effective Time, the Registrant became the parent public reporting company. The Registrant also changed its name to Delek US Holdings, Inc. immediately prior to the Effective Time. In addition, the former public reporting company, Old Delek, changed its name to Delek US Energy, Inc. This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer to Old Delek and Alon pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events, including the consummation of the Mergers and entry into specified agreements, which are required to be disclosed on Form 8-K with respect to the Registrant and Old Delek.

Item 1.01.	Entry Into a Material Definitive Agreement.
In connection with the Mergers, Alon, the Registrant and U.S. Bank National Association, as trustee (the “Trustee”) entered into a First Supplemental Indenture (the “Supplemental Indenture”), effective as of July 1, 2017, supplementing the Indenture, dated as of September 16, 2013 (the “Indenture”), pursuant to which Alon issued its 3.00% Convertible Senior Notes due 2018 (the “Notes”), which were convertible into shares of Alon’s common stock, par value $0.01 per share (“Alon Common Stock”) or cash or a combination of cash and Alon Common Stock, all as provided in the Indenture. The Supplemental Indenture provides that, as of the Effective Time, the right to convert each $1,000 principal amount of the Notes based on a number of shares of Alon Common Stock equal to the Conversion Rate (as defined in the Indenture) in effect immediately prior to the Mergers was changed into a right to convert each $1,000 principal amount of Notes into or based on a number of shares of common stock, par value $0.01 per share, of the Registrant (“Registrant Common Stock”) equal to the Conversion Rate in effect immediately prior to the Mergers. In addition, the Supplemental Indenture provides that, as of the Effective Time, the Registrant fully and unconditionally guaranteed, on a senior basis, Alon’s obligations under the Notes.
The foregoing description of the Supplemental Indenture is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On June 30, 2017, the Mergers pursuant to the Merger Agreement were completed and became effective as of the Effective Time. The Mergers and the Merger Agreement were previously described in the Registration Statement and the Joint Proxy Statement/Prospectus. Upon consummation of the Mergers, Delek Merger Sub merged with and into Old Delek, with Old Delek surviving as a wholly owned subsidiary of the Registrant, and Astro Merger Sub merged with and into Alon, with Alon surviving as a direct and indirect wholly owned subsidiary of the Registrant.
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each issued and outstanding share of Alon Common Stock, other than shares owned by Old Delek and its subsidiaries or held in the treasury of Alon, was converted into the right to receive 0.504 of a share of Registrant Common Stock, or, in the case of fractional shares of Registrant Common Stock, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Registrant Common Stock multiplied by (ii) $25.96 per share, which was the volume weighted average price of the Old Delek common stock, par value $0.01 per share (“Old Delek Common Stock”) as reported on the NYSE Composite Transactions Reporting System for the twenty (20) consecutive New York Stock Exchange (“NYSE”) full trading days ending on June 30, 2017. Each outstanding share of restricted Alon Common Stock was assumed by the Registrant and converted into a restricted stock award denominated in shares of Registrant Common Stock.
In addition, subject to the terms and conditions of the Merger Agreement, each share of Old Delek Common Stock or fraction thereof issued and outstanding immediately prior to the Effective Time (other than Old Delek Common Stock held in the treasury of Old Delek) was converted at the Effective Time into the right to receive one validly issued, fully paid and non‑assessable share of Registrant Common Stock or such fraction thereof equal to the fractional share of Registrant Common Stock. All existing Old Delek stock options, restricted stock awards and stock appreciation rights were converted into equivalent rights with respect to Registrant Common Stock.
The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Old Delek with the Securities and Exchange Commission (“SEC”) on January 3, 2017, (ii) the First Amendment to the Merger Agreement, filed as Exhibit 2.6 to the Annual Report on Form 10-K filed by Old Delek with the SEC on February 28, 2017 and (iii) the Second Amendment to the Merger Agreement, filed as Exhibit 2.3 to the Quarterly Report on Form 10-Q filed by Old Delek with the SEC on May 9, 2017, each of which is incorporated herein by reference, and (iv) the description of the Merger Agreement contained in the Registration Statement and the Joint Proxy Statement/Prospectus.
Pursuant to Rule 12g-3(c) under the Exchange Act, the Registrant is the successor issuer to Old Delek and Alon. The shares of Registrant Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Registrant is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Registrant hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The shares of Registrant Common Stock were approved for listing on the NYSE and will trade under the symbol “DK”.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Prior to the Mergers, the shares of Old Delek Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE, and the shares of Alon Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Mergers, each of Old Delek and Alon has requested that the NYSE file a Form 25 to withdraw the shares of the Old Delek Common Stock and the Alon Common Stock, respectively, from listing on the NYSE. Both the shares of the Old Delek Common Stock and the Alon Common Stock were suspended from trading on the NYSE as of the close of business on June 30, 2017. As of the date hereof, each of Old Delek and Alon has filed a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of Old Delek Common Stock and the Alon Common Stock, respectively, and suspend the reporting obligations under Section 15(d) of the Exchange Act of Old Delek and Alon, respectively. The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth in Items 2.01, 3.01 and 5.03 of this Form 8-K are incorporated herein by reference to this Item 3.03.
The issuance of shares of Registrant Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The Joint Proxy Statement/Prospectus contains additional information about the Mergers and the other transactions contemplated by the Merger

Agreement, including information concerning the interests of directors, executive officers and affiliates of Old Delek and Alon in the Mergers.

Item 5.01.	Changes in Control of Registrant.
The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Registrant – Board of Directors
In connection with the consummation of the Mergers, effective as of the Effective Time, each of Assaf Ginzburg and Frederec Green resigned from their respective positions as directors of the Registrant, and William J. Finnerty, Carlos E. Jordá, Charles L. Leonard, Gary M. Sullivan, Jr., Shlomo Zohar and Avi Geffen were elected to the Board of Directors of the Registrant (the “Board”). Ezra Uzi Yemin remained as a director of the Registrant. Each of Messrs. Finnerty, Jordá, Leonard, Sullivan and Zohar qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE. The Audit Committee, Compensation Committee and Nominating and Governance Committees of the Board are comprised of the same directors as those who comprised such committees of the board of directors of Old Delek immediately prior to the Effective Time.
Registrant – Executive Officers
As of the Effective Time, the Registrant’s principal executive officer and president is Ezra Uzi Yemin., the Registrant’s principal financial officer and principal accounting officer is Kevin Kremke, and the Registrant’s principal operating officer is Frederec Green. Certain biographical and other information concerning the foregoing individuals is set forth below.
Ezra Uzi Yemin (Age – 49) is Chairman of the Board, Chief Executive Officer and President of the Registrant. He served as the Chairman of the Board of Directors of Old Delek from December 2012 to the Effective Time, as its Chief Executive Officer from June 2004 to the Effective Time and as its President and a director from April 2001 to the Effective Time. He has also served as the chairman of the board of directors and chief executive officer of Delek Logistics GP, LLC (“Logistics GP”) since April 2012 and as the chairman of the board of directors of Alon since May 2015. He served as the chairman of Old Delek’s board of directors’ Compensation Committee from its inception in May 2006 until March 2013. Mr. Yemin also served as Old Delek’s treasurer from April 2001 to November 2003 and as its secretary from May 2001 to August 2005. Mr. Yemin’s duties include the formulation of the Registrant’s policies and strategic direction, oversight of executive officers, and overall responsibility for the Registrant’s operations and performance.
Frederec C. Green (Age – 52) is Executive Vice President and Chief Operating Officer of the Registrant. He served as Old Delek’s Chief Operating Officer since November 2016, an Executive Vice President since May 2009 and was the primary operational officer for Old Delek’s refining operations from January 2005 to December 2016. Mr. Green has also served as a member of the board of directors and an executive vice president of Logistics GP since April 2012 and as a member of the board of directors of Alon since May 2015. Mr. Green has more than 25 years of experience in the refining industry, including 14 years at Murphy Oil USA, Inc., where he served as a senior vice president during his last six years. Mr. Green has experience ranging from crude oil and feedstock supply, through all aspects of managing a refining business to product trading, transportation and sales.
Kevin L. Kremke (Age – 44) is Executive Vice President and Chief Financial Officer of the Registrant. He served as Old Delek’s Executive Vice President since April 2017 and its Chief Financial Officer since June 2017. Prior to joining Old Delek in April 2017, Mr. Kremke served as the Chief Financial Officer of Ciner Resources Corporation and Ciner Resources LP (NYSE: CINR), a publicly traded master limited partnership, since June 2014, and as director of the general partner of Ciner Resources LP, since December 2014. His responsibilities at Ciner Resources Corporation included overseeing the overall financing activities, strategic planning, investor relations, treasury and accounting. He also has served on the audit committee of American Natural Soda Ash Corporation since June 2014. From August 2011 to February 2014, Mr. Kremke served as the vice president of finance and strategic planning at Cheniere Energy, Inc.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Immediately prior to the Effective Time, the Registrant amended its Amended and Restated Certificate of Incorporation to change its name to “Delek US Holdings, Inc.” and Old Delek amended its Second Amended and Restated Certificate of Incorporation to change its name to “Delek US Energy, Inc.” In addition, the Registrant amended its Amended and Restated Bylaws to reflect the name “Delek US Holdings, Inc.”
The Amended and Restated Certificate of Incorporation, as amended, and the Amended and Restated Bylaws of the Registrant are substantially identical to the Second Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws of Old Delek as in effect immediately prior to the consummation of the Mergers.
The Amended and Restated Certificate of Incorporation, the Certificate of Amendment of Amended and Restated Certificate of Incorporation, and the Amended and Restated Bylaws of the Registrant are attached as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01. Other Events.
On June 30, 2017, Old Delek issued a press release announcing the closing of the Mergers. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The financial statements of Alon required by this item were previously filed and incorporated by reference in the Registration Statement, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.
The pro forma financial information required by this item was previously filed in the Registration Statement, and is incorporated herein by reference.

(d)	Exhibits

2.1
Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 2, 2017, by and among Delek US Holdings, Inc., Delek Holdco, Inc., Dione Mergeco, Inc., Astro Mergeco, Inc. and Alon USA Energy, Inc. (incorporated by reference to Exhibit 2.1 to Old Delek’s Current Report on Form 8-K, filed with the SEC on January 3, 2017).

2.2
First Amendment to the Merger Agreement, dated as of February 27, 2017 (incorporated by reference to Exhibit 2.6 to the Annual Report on Form 10-K filed by Old Delek with the SEC on February 28, 2017).

2.3	Second Amendment to the Merger Agreement, dated as of April 21, 2017 (incorporated by reference to Exhibit 2.3 to the Quarterly Report on Form 10-Q filed by Old Delek with the SEC on May 9, 2017).
3.1
Amended and Restated Certificate of Incorporation of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), dated as of April 20, 2017 (incorporated by reference to Exhibit 3.3 to Amendment No. 3 to the Registration Statement, filed by the Registrant with the SEC on April 24, 2017).

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), dated as of June 30, 2017.
3.3	Amended and Restated Bylaws of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), as amended, effective as of July 1, 2017.
10.1	First Supplemental Indenture, effective as of July 1, 2017, by and among Alon USA Energy, Inc., Delek US Holdings Inc. (f/k/a Delek Holdco, Inc.) and U.S. Bank National Association, as Trustee.
99.1	Press Release of Delek US Holdings, Inc., dated June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DELEK US HOLDINGS, INC.

Date: July 3, 2017        By:    /s/ Kevin Kremke
Kevin Kremke
EVP / Chief Financial Officer / Secretary

EXHIBIT INDEX
Exhibit No.    Description

2.1
Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 2, 2017, by and among Delek US Holdings, Inc., Delek Holdco, Inc., Dione Mergeco, Inc., Astro Mergeco, Inc. and Alon USA Energy, Inc. (incorporated by reference to Exhibit 2.1 to Old Delek’s Current Report on Form 8-K, filed with the SEC on January 3, 2017).

2.2
First Amendment to the Merger Agreement, dated as of February 27, 2017 (incorporated by reference to Exhibit 2.6 to the Annual Report on Form 10-K filed by Old Delek with the SEC on February 28, 2017).

2.3	Second Amendment to the Merger Agreement, dated as of April 21, 2017 (incorporated by reference to Exhibit 2.3 to the Quarterly Report on Form 10-Q filed by Old Delek with the SEC on May 9, 2017).
3.1
Amended and Restated Certificate of Incorporation of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), dated as of April 20, 2017 (incorporated by reference to Exhibit 3.3 to Amendment No. 3 to the Registration Statement, filed by the Registrant with the SEC on April 24, 2017).

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), dated as of June 30, 2017.
3.3	Amended and Restated Bylaws of Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), as amended, effective as of July 1, 2017.
10.1	First Supplemental Indenture, effective as of July 1, 2017, by and among Alon USA Energy, Inc., Delek US Holdings Inc. (f/k/a Delek Holdco, Inc.) and U.S. Bank National Association, as Trustee.
99.1	Press Release of Delek US Holdings, Inc., dated June 30, 2017.